SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 3, 1996
                                                  ------------


                                 Honeywell Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)



    Delaware                1-971               41-0415010
    --------                -----               ----------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification No.)
incorporation)


          Honeywell Plaza
      Minneapolis, Minnesota                     55408
      ----------------------                     -----
(Address of principal executive offices)       (Zip Code)


Registrant's telephone number including area code:  (612) 951-1000
                                                     -------------


                       Not Applicable
- -------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.   Other Events.
          ------------

          On July 3, 1996, a three judge panel of the U.S. Court of Appeals for the Federal Circuit, in a split 2 to 1 decision, reversed significant portions of a U.S. District Court decision in the previously reported patent lawsuit brought against the Registrant by Litton Systems, Inc. In January, 1995, the District Court set aside a $1.2 billion jury verdict which had been rendered against the Registrant in August, 1993. The District Court held that: Litton's patent was invalid due to obviousness and unenforceable due to Litton's inequitable conduct in obtaining its reissue; the Registrant's products which utilize an RF Ion Beam process did not infringe Litton's reissue patent; and the Registrant had not, under California state law, illegally interfered with Litton's licensing and consulting agreements or with Litton's prospective economic advantage with customers. The District Court had also granted the Registrant a new trial on damages in the event its other rulings were reversed on appeal.

          The Court of Appeals panel overruled the District Court's rulings of patent invalidity, unenforceability and non-infringement, and also found the Registrant liable under Litton's state tort claims. However, the panel upheld the District Court's ruling that the Registrant is entitled to a new trial for damages on all claims, as well as its granting to the Registrant of certain intervening patent rights.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)  Exhibits

               (99)(i) Decision of the United States Court of Appeals, Federal Circuit, dated July 3, 1996 in the matter of Litton Systems, Inc. v. Honeywell Inc.

               (99)(ii)  Press release issued by the Registrant dated
                         July 8, 1996





                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           HONEYWELL INC.



                           By:/s/ Edward D. Grayson
                              ----------------------------------
                              Edward D. Grayson
                              Vice President and General Counsel



Date: July 16, 1996
                                  EXHIBIT INDEX


Exhibit
- -------

(99)(i) Decision of the United States Court of Appeals, Federal Circuit, dated July 3, 1996 in the matter of Litton Systems, Inc. v. Honeywell Inc.



(99)(ii)  Press release issued by the Registrant dated July 8, 1996